UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 30, 2021

AMERGENT HOSPITALITY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56160	84-4842958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

7529 Red Oak Lane

Charlotte, NC 28226

(Address of principal executive office) (zip code)

(Former address of principal executive offices) (zip code)

(704) 366-5122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class

Common stock, $0.0001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

Acquisition of PizzaRev

On August 30, 2021, Amergent Hospitality Group Inc., a Delaware corporation, purchased all of the outstanding membership interests in Pie Squared Holdings, LLC, a Delaware limited liability company (“Pie Squared Holdings”) pursuant to a Unit Purchase Agreement (“Purchase Agreement”). Pie Squared Holdings, directly and through its wholly owned subsidiaries, PizzaRev Franchising, LLC, Pie Squared Pizza, LLC, PizzaRev Austin, LLC, and PizzaRev IP Holdings, LLC (collectively, its “Subsidiaries”) owns operates and franchises pizza restaurants operating under the trade name PizzaRev. The PizzaRev stores consist of three company owned stores and 9 franchised locations. The purchase price was comprised of a $100,000 cash payment and an 8% secured convertible promissory note (“Note”) in favor of PizzaRev Acquisition, LLC in the amount of $1,000,000.

Note

The Note is secured by various security agreements and other instruments creating a first priority lien on all of the membership interests and all of the assets of Pie Squared Holdings and its Subsidiaries (collectively, the “PizzaRev Collateral”) in favor of PizzaRev Acquisition, LLC. The Note is convertible at any time, in whole or in part, at the holder’s option but includes a beneficial ownership blocker of 4.99%. The conversion price at any given time is the VWAP for Amergent’s common stock the 30 trading days immediately prior to delivery of a conversion notice, less a discount of 15%; provided, however, that the conversion price has a floor of $0.50 per share and a cap of $2.00 per share. Amergent is required to pay $500,000 in principal on this Note on August 30, 2022 and the remainder of the principal on this Note will be due on August 30, 2023. The Note contains customary provisions preventing dilution and providing the holder rights in the event of a fundamental transaction.

Oz Rey, LLC Waiver

As a condition to closing the transaction, Oz Rey LLC consented to Amergent’s issuance of the Note and waived, to the extent applicable, its security interest and lien rights in PizzaRev collateral securing the note.

Escrowed Working Capital

Pie Squared Pizza, LLC deposited $2,000,000 in escrow for use by Amergent for working capital during the first year (“Escrowed Working Capital”).

Indemnification

As part of the transaction, a principal of PizzaRev agreed to indemnify and hold harmless Amergent against all claims, liabilities and damages relating to the receipt or use, by or on behalf of Pie Squared Pizza, LLC, the principal, or any affiliate of principal, of any funds under the Restaurant Revitalization Fund Program, other than the Escrowed Working Capital, prior to the closing. In addition, Pizza Acquisition LLC agreed to indemnify and hold harmless Pie Squared Investment, LLC against all claims, liabilities and damages arising out of or in connection with any claim, suit, action, or proceeding relating to the execution and performance of the Purchase Agreement by Pie Squared Investment, LLC or PizzaRev Acquisition, LLC, or the consummation of any transaction contemplated by the Purchase Agreement.

Mastodon Ventures, Inc., an affiliate of Oz Rey, LLC, received a partial introduction fee of $100,000 in cash in accordance with the terms of the Escrow Agreement. Upon the payment in full of all amounts due under the Note and/or the conversion of all amounts due under the Note into shares of Amergent common stock in accordance with the terms of the Note, PizzaRev Acquisition, LLC will pay to Mastodon Ventures, LLC the remainder of the introduction fee of $50,000 in cash.

The foregoing summary of the transaction does not purport to be complete and is qualified in its entirety by reference to the transaction documents, which documents are attached to this Current Report on Form 8-K as exhibits 10.1 to 10.15 and are incorporated by reference in response to this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01 describing the acquisition of PizzaRev are incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures in Item 1.01 describing the Note are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 describing the issuance of the Note are incorporated herein by reference.

Issuance of the Note is not registered under the Securities Act of 1933, as amended (the “Securities Act”) but qualifies for exemption under Section 4(a)(2) of the Securities Act. The issuance is exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities does not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, pre-existing relationship of such persons with Amergent, size of the offering, manner of the offering and number of securities offered. Based on an analysis of the above factors, Amergent has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Title

10.1	Unit Purchase Agreement by and between Pie Squared Investment, LLC, PizzaRev Acqusition, LLC and Amergent

10.2	Convertible Promissory Note of Amergent in favor of PizzaRev Acquisition, LLC

10.3	Security Agreement by and between PizzaRev Acquisition, LLC and Amergent

10.4	Guaranty of Pie Squared Holdings, LLC

10.5	Security Agreement of Pie Squared Holdings LLC and PizzaRev Acquisition, LLC

10.6	Escrow Agreement

10.7	Guaranty of PizzaRev Franchising, LLC

10.8	Security Agreement by and between PizzaRev Franchising, LLC and Amergent

10.9	Guaranty of Principal

10.10	Security Agreement by and between Pie Squared Pizza, LLC and PizzRev Acquisition, LLC

10.11	Security Agreement by and between PizzaRev IP Holdings, LLC and PizzRev Acquisition, LLC

10.12	Guaranty of PizzaRev IP Holdings, LLC

10.13	Waiver of Security Interests and Liens of Oz Rey, LLC

10.14	Indemnification Agreement of PizzaRev Acquisition, LLC

10.15	Indemnification Agreement of Principal

104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2021

Amergent Hospitality Group Inc.

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer